Gulfport ENERGY

Investor Presentation

May 2021

Forward Looking Statement

This presentation includes "forward-looking statements" for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are statements other than statements of historical fact. They include statements regarding: (i) the effect of the Chapter 11 reorganization and sufficiency of the financing package; (ii) Gulfport's ability to continue implementing operating efficiencies and technical developments; and (iii) Gulfport's ability to capitalize on the reorganization and emerge as a stronger and more competitive enterprise. Although Gulfport believes the expectations and forecasts reflected in the forward-looking statements are reasonable, Gulfport can give no assurance they will prove to have been correct. They can be affected by inaccurate or changed assumptions or by known or unknown risks and uncertainties. Important risks, assumptions and other important factors that could cause future results to differ materially from those expressed in the forward-looking statements are described under "Risk Factors" in Item 1A of Gulfport's annual report on Form 10-K for the year ended December 31, 2020 and any updates to those factors set forth in Gulfport's subsequent quarterly reports on Form 10-Q or current reports on Form 8-K (available at http://www.ir.gulfportenergy.com/all-sec-filings). Gulfport undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.

EBITDA is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, plus interest expense, income tax expense, accretion expense, depreciation, depletion and amortization and impairment of oil and gas properties. Adjusted EBITDA is a non-GAAP financial measure equal to EBITDA less non-cash derivative loss rig terminations fees, gain on debt extinguishment, non-recurring general and administrative expenses and loss from equity method investments cash flow from operating activities before changes in operating assets and liabilities is a non-GAAP financial measure equal to cash provided by operating activity before changes in operating assets and liabilities and inclusive of capitalized expenses incurred during the given period. Free cash flow is a non-GAAP measure defined as cash flow from operating activities before changes in operating assets and liabilities (as defined above) less capital expenditures incurred. Adjusted net income is a non-GAAP financial measure equal to pre-tax net income less non cash derivative loss, impairment of oil and gas properties, rig terminations fees, gain on debt extinguishment and loss from equity method investments. Gulfport has presented EBITDA, adjusted EBITDA, adjusted net income, cash flow from operating activities before changes in operating assets and liabilities and free cash flow because it uses these measures as an integral part of its internal reporting to evaluate its performance and the performance of its senior management. These measures are considered important indicators of the operational strength of Gulfport's business and eliminate the uneven effect of considerable amounts of non-cash depletion, depreciation of tangible assets and amortization of certain intangible assets. A limitation of these measures, however, is that they do not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in Gulfport's business. Management evaluates the costs of such tangible and intangible assets and the impact of related impairments through other financial measures, such as capital expenditures, investment spending and return on capital. Therefore, Gulfport believes that these measures provide useful information to its investors regarding its performance and overall results of operations. EBITDA, adjusted EBITDA, adjusted net income, cash flow from operating activities before changes in operating assets and liabilities and free cash flow are not intended to be performance measures that should be regarded as an alternative to, or more meaningful than, either net income as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. In addition, EBITDA, adjusted EBITDA, adjusted net income and cash flow from operating activities before changes in operating assets and liabilities are not intended to represent funds available for dividends, reinvestment or other discretionary uses, and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. The EBITDA, adjusted EBITDA, adjusted net income, cash flow from operating activities before changes in operating assets and liabilities and free cash flow presented in this press release may not be comparable to similarly titled measures presented by other companies, and may not be identical to corresponding measures used in Gulfport's various agreements.

Gulfport's proved reserves and adjusted proved reserves are those quantities of natural gas, oil, and natural gas liquids, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation.

Gulfport's estimate of its total proved reserves is based on reports prepared by Netherland, Sewell Associates, Inc., independent petroleum engineers, and internal estimates. Factors affecting ultimate recovery include the scope of Gulfport's ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals, actual drilling results, including geological and mechanical factors affecting recovery rates, and other factors. Estimates may change significantly as development of Gulfport's natural gas, oil and natural gas liquids assets provide additional data. Gulfport's production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

Investors should note that Gulfport announces financial information in SEC filings, press releases and public conference calls Gulfport may use the Investors section of its website (www.gulfportenergy.com) to communicate with investors. It is possible that the financial and other information posted there could be deemed to be material information The information on Gulfport's website is not part of this presentation.

The “New Gulfport”

The “New Gulfport” | Core Characteristics

New Balance Sheet, Management, Strategy and Culture in place to Maximize Long-Term Value Creation from Our World-Class Asset Portfolio

- Conservative Balance Sheet / Leverage Profile
- Relentless Focus on Continuous Cost Improvement
- Quality Inventory of Peer Leading, Gas Weighted Assets
- Gulfport ENERGY
- Substantial & Consistent Cash Flow Generation
- Emphasized Focus on ESG
- Proven, Results Driven New Senior Management Team

The "New Gulfport" | Past, Present & Future

		Past	Present	Future
Balance Sheet	Net Funded Debt	$2.1 billion	$837 million	Clear Pathway to Target Leverage of 1.0x
	Net Leverage	3.9x	1.5x(1)	
	Moody's / S&P / Fitch	Ca / CCC- / NR	[TBU] / B / BB-	
Midstream / FT	Gross MDQ(2)	1.5 MMDth/d	0.9 MMDth/d(3)	Continue Optimizing Firm Transportation Portfolio
	Annual FT Fees(4)	$287.7 million	$130.7 million(3)	
	Letters of Credit	$220.6 million	$94.0 million	
Cost Structure	Total G&A(5,6)	$82.4 million	$55.9 million	Momentum to Achieve Peer-Leading Cost Structure
	LOE per unit(6,7)	$0.14/mcfe	$0.14/mcfe	
	D&C(8)	Utica: $980/lateral ft. SCOOP: $1,140/lateral ft.	Utica: $725/lateral ft. - $825/lateral ft. SCOOP: $975/lateral ft. - $1,075/lateral ft.	
Strategic Focus, ESG & Leadership	Strategy	Acquisitions and production growth	FCF generation and return on investment Return of capital to shareholders	Continuous Improvement Mindset, Focused on Driving Shareholder Value
	ESG	Primarily focused on safety and spills	Emphasized ESG focus, CSR reporting Task force to reduce emissions	
	Leadership	Enhancing organizational capabilities	Transparency, accountability, value creation Management and shareholder alignment	

1. EBITDA assumes rejection of TC Energy & Rover firm transportation agreements
2. Primary reservation volume only. Excludes zero-leg and secondary-leg reservation volume. Assumes run-rate gross reservation volume on a MMDth/d basis
3. Assumes rejection of TC Energy & Rover firm transportation agreements
4. Assumes gross annual demand charge run-rate in $MM for all FY2022 contracted capacity volumes
5. Total G&A, including capitalized G&A less non-recurring D&O insurance. Including non-recurring D&O insurance, Past total G&A would equal ~$84.3 million and Present ~$67.4 million.
6. FY 2020 compared to 1Q 2021 Annualized.
7. Excludes Gathering, Processing, and Compression costs as well as Firm Transportation fees and Ad Valorem Taxes
8. D&C costs includes title, pad, facilities, drilling, completion, and flowback

The "New Gulfport" | Conservative Balance Sheet / Leverage

Overview

- Through chapter 11 proceeding, eliminated over **$1.2 billion** total debt
- Reduced annual interest expense by nearly **$90 million**
- Top priority to maintain a peer-leading balance sheet
- Expect to reduce leverage to below **1.5x[1] by YE 2021** at current commodity prices[2]

Capital Structure At Emergence

RBL due 2024	$123
Term Loan due 2024	180
Subtotal Secured Debt	**$303**
Senior Notes due 2026	550
Total Debt	**$853**
Less: Cash	(16)
Total Net Debt	**$837**
Plus: Convertible Preferred Stock	55
Total Net Debt & Preferred	**$892**

Liquidity At Emergence

Borrowing Base	**$580**
Less: Drawn RBL	(123)
Less: Term Loan	(180)
Less: LC's Outstanding	(117)
Less: Liquidity Reserve[3]	(40)
RBL Availability	**$120**
Plus: Cash	16
Total Liquidity	**$136**

Pre-Petition Debt Maturities


Revolver - Drawn
L/Cs Outstanding
Revolving Credit Facility
Gulfport Senior Notes
($ Millions)
$599
$325
$580
$508
$375
2021
2022
2023
2024
2025
2026

Post-Emergence Debt Maturities


Revolver - Drawn
L/Cs Outstanding
Revolving Credit Facility
Gulfport Senior Notes
Gulfport Term Loan
($ Millions)
$30
$60
$60
$270
$550
2021
2022
2023
2024
2025
2026

Gulfport ENERGY

1. EBITDA assumes rejection of TC Energy & Rover firm transportation agreements
2. As of May 17, 2021
3. $400MM in aggregate commitments, $40mm availability "blocker" until TC Energy & Rover final approval of rejection

The "New Gulfport" | 'Right Sized' Midstream Structure

Utica

- Reduced FT Volumes by ~400 MDth/day
- Reduced Annual Gross FT Fees by ~$137MM



- FT sized to future production
- Retained access to broad range of favorable sales markets

Reservation Volumes[1][2]



1,125
~36%
725
Pre-Filing
Post-Emergence

Annual Gross Fees[2][3]



$245
~56%
$108
Pre-Filing
Post-Emergence

SCOOP

Reservation Volumes[1][2]



342
~49%
175
Pre-Filing
Post-Emergence

Annual Gross Fees[2][3]



$43
~47%
$22
Pre-Filing
Post-Emergence

- Reduced FT Volumes by ~167 MDth/day
- Reduced Annual Gross FT Fees by ~$21MM



- FT sized to future production
- Retained anchor shipper status, and access to existing sales markets

1. Primary reservation volume only. Excludes zero-leg and secondary-leg reservation volume. Assumes run-rate gross reservation volume on a MDth/d basis
2. Assumes rejection of TC Energy & Rover firm transportation agreements
3. Assumes gross annual demand charge run-rate in $MM for all FY2022 contracted capacity volumes

The “New Gulfport” | Perpetual Focus on Cost Reductions

Recurring Cash G&A[1]


~14%
2019
2020
2021E

Reduced G&A expenses aligned with current development plan

Lease Operating Expense


~25%
2019
2020
2021E

Continued LOE reductions through operational optimization / new field technologies

Utica D&C Cost Per Foot[2]


~20%
2019
2020
2021E

Further efficiencies through development plan optimization[3]

SCOOP D&C Cost Per Foot[2]


~30%
2019
2020
2021E

Targeting additional reductions following material FY20 improvement

1. Recurring Cash G&A, including capitalization excluding non-cash stock compensation
2. D&C costs includes title, pad, facilities, drilling, completion, and flowback
3. See following page for example (Angelo Pad)

The "New Gulfport" | Optimizing Development & Returns

Angelo Pad



Angelo Pad Overview

- Currently drilling 6-well pad in the dry gas window of the Utica
  - Highest cumulative lateral footage drilled off a pad to date – ~103,325 feet
  - Leverage synergies of batch drilling on multi-well pad
- Executing first ***simul-frac*** completion operation
  - High well count and lateral lengths allow for unique Utica completion technique
  - Potential to execute up to 14 stages/day
  - Accelerates turn-in-line date up to 30 days (versus standard design)
  - Opportunity to reduce completion costs by 10% vs standard frac operation
  - Plan to execute larger frac design versus peers, offset by lower operating costs
- **Expect D&C[(1)] cost to be between $650/ft - $700/ft for the pad**

	Status	Drilled LL	Turn-to-Sales
Angelo 1	Drilled	18,593	Oct. 2021
Angelo 2	Drilled	19,833	Oct. 2021
Angelo 3	Currently Drilling	19,281	Oct. 2021
Angelo 4	Currently Drilling	18,549	Oct. 2021
Angelo 5	Drilled	16,528	Oct. 2021
Angelo 6	Drilled	10,541	Oct. 2021

1. D&C costs includes title, pad, facilities, drilling, completion, and flowback

The "New Gulfport" | Proven, Results Driven Leadership



Timothy J. Cutt
Interim Chief Executive Officer

- Joined in May 2021
- Chairman of the Board
- Over 38 years of energy experience
- Former President, Chief Executive Officer and Director at QEP Resources



William J. Buese
Chief Financial Officer

- Joined in May 2021
- Over 16 years of energy experience and 26 years total industry experience
- Former Chief Financial Officer, Vice President, and Treasurer at QEP Resources



Donnie Moore
Chief Operating Officer

- Joined in January 2018
- Over 32 years of experience across all facets of the business
- Former VP of Noble's Texas operations for the Eagle Ford and Delaware Basin assets



Patrick Craine
General Counsel and Corporate Secretary

- Joined in May 2019
- Over 20 years of senior-level experience handling a broad range of legal matters
- Former Deputy General Counsel – Chief Risk and Compliance Officer at Chesapeake

New Senior Management | Proven Track Record of Cost Reductions

QEP Annual G&A[1]


~60%
2018
2019
2020

QEP LOE[1] ($/Boe)


~40%
2019
2020

QEP D&C per Foot[1]


~33%
2018/2019 Avg.
2020

QEP Free Cash Flow[1]


FCF Positive
2019
2020

1. Sourced from QEP Resources October 2020 Investor Presentation, Year-Ending December 31, 2019 Press Release and Form 10-K.

The “New Gulfport” | Experienced, ‘Hands On’ BOD

- **5 new** Directors appointed







	Tim Cutt *Chairman and Interim Chief Executive Officer*	**David Wolf** *Lead, Independent Director*	**Guillermo (Bill) Martinez** *Director*	**Jason Martinez** *Director*	**David Reganato** *Director*
Experience	38 years of energy experience. Former President, CEO and Director at QEP Resources. Former CEO and Director of Cobalt International Energy. Former President of the Petroleum Division at BHP Billiton. Served as President of several ExxonMobil companies.	26 years of energy experience. Currently a partner in corporate development at Enduring Resources. Previously served as EVP and CFO of Vantage Energy and Berry Petroleum; President, CEO, and a Board member of Fuse Energy. Current board member of EP Energy.	32 years of energy experience. Currently serves as EVP and COO of Mitsui E&P USA. Held various asset development and leadership roles at ExxonMobil, Burlington Resources, Anadarko Petroleum and Chesapeake Energy.	25 years of energy experience, the last 19 years as an investment banker. Former client and deal work spans over $100bn of announced transactions. Currently, a Partner at a private equity and venture capital firm focused on energy and ESG-enabling technologies.	20 years of investment industry experience, including significant knowledge of the energy sector. Currently serves as a Partner with Silver Point Capital LP. Previously, worked in the investment banking division of Morgan Stanley. Serves on several boards across a wide array of industries.
Committee – Audit		★	●	●	●
Compensation		●	●	★	●
Nominating / ESG		●	★	●	●

★ Committee Chair

The “New Gulfport” | Emphasized Focus on ESG

Environmental

- Produce ~1.0 Bcfe/d of clean burning natural gas (1Q2021 production ~92% gas)
- Enhanced leak detection and repair program
- Commitment to clean and efficient operations
- Multi-functional efforts to reduce GHG and methane emissions
- Consistent with peer reporting standards

Social

- The safety of our employees, contractors and communities is our highest priority
- Gulfport is proud to support campaigns for nonprofit agencies in Oklahoma and Ohio through volunteer efforts as well as financial and in-kind donations
- Employees involved in broad range of charitable organizations in Oklahoma and Ohio
- Creating a strategy to increase diversity and inclusion in our workforce

Governance

- Adopted Corporate Governance Guidelines and a Board Diversity Policy
- Established Nominating, Environmental, Social & Governance Committee to oversee ESG policies and initiatives
- Created an integrated internal ESG Steering Committee
- Issued Inaugural Corporate Sustainability Report
- Board refreshment consisting of independent, cross-functional and diverse members

Continuous Improvement and Committed to the Highest Standards of Performance


> 50%
2019
2020
GHG Intensity Rate
(Metric tons CO_2e / Mboe)


> 40%
2019
2020
Methane Intensity Rate
(Metric tons CH_4 / Mboe)


> 20%
2019
2020
Fresh Water Intensity
(Bbl / Boe)


> 25%
2019
2020
Water Recycle Rate
(Bbl / Boe)

The "New Gulfport"

Gulfport ENERGY

Conservative Balance Sheet / Leverage Profile

Emergence leverage of 1.5x

Target leverage of 1.0x

Relentless Focus on Continued Cost Improvement

Targeting 'best in class' cost metrics

Specific continued focus on GP&T, LOE, G&A and D&C costs per foot

Quality Inventory of Peer Leading, Gas Weighted Assets

Utica: ~193,000 net acres, ~15 years of inventory[1]

SCOOP: ~73,000 net reservoir acres, ~20 years of inventory[1]

Substantial & Consistent Cash Flow Generation

Disciplined, returns-focused strategy

"New Gulfport" designed to maximize value from peer leading asset base and deliver such value to shareholders

Proven, Results Driven New Sr. Management Team

New CEO / CFO have repeatedly executed similar initiatives, most recently at QEP

Arrival bolsters renewed focus on transparency / accountability / efficiency

Emphasized Focus on ESG

Task force formed to reduce emissions

Compensation correlated to ESG performance

Commitment to clean and efficient operations

1. Inventory estimated assuming maintenance of existing production levels and current rig cadence.

Appendix

Appendix: Capital Structure at Emergence Detail

Capital Structure At Emergence

	Amount Out.	Rate	Notes
RBL due May, 2024	$123	LIBOR + 300-400	$580mm Borrowing Base
Term Loan due May, 2024	180	LIBOR + 450	
Subtotal Secured Debt	**$303**		
Senior Notes due May, 2026	550	8.00%	3 Year Non-Call
Total Debt	**$853**		
Less: Cash	(16)		
Total Net Debt	**$837**		
Plus: Convertible Preferred Stock	55	10.00% Cash / 15.00% PIK	Convertible @ $14.00
Total Net Debt & Preferred	**$892**		

Market Details

Ticker	GPOR
Exchange	New York Stock Exchange

Hedge Snapshot

	L7M'21	FY'22
Gas Swaps & Collars / day[2]	809	407
Hedged % of Production	**~88%**	**~45%**
Weighted Avg. Floor[2]	$2.64	$2.58
Weighted Avg. Ceiling[2]	$2.89	$2.91

Share Count & Reserves

	Effective Date	Reserved	Total
Common Shares to Parent Claims	0.1	0.7	0.9
Common Shares to Subsidiary Claims	19.7	0.9	20.7
Total Common Shares[1]	**19.8**	**1.7**	**21.5**
Common Shares Underlying Preferred Stock	3.9	--	3.9
Total Common Shares (As-Converted)[1]	**23.8**	**1.7**	**25.5**
Senior Notes due 2026	$525	$25	$550

Preferred Stock Conversion

Convertible Preferred Stock	$55
Divide by: Conversion Price per Share	$14.00
Common Shares Underlying Preferred Stock	**3.9**

1. Excludes any potential dilution from issuance of Common Shares under the MIP
2. Excludes sold calls in FY'22
3. As of May 17, 2021

Gulfport ENERGY

Thank You.

Investor Relations
405.252.4550
investor_relations@gulfportenergy.com
www.gulfportenergy.com